UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934.
Panhandle Oil and Gas Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	73-1055775

(State of incorporation or organization	(I.R.S. Employer Identification No.)

Grand Centre Building, Suite 300, 5400 North Grand Boulevard, Oklahoma City, Ok	73112

(Address of principal executive offices) Securities to be registered pursuant to Section 12(b) of the Act:	(Zip code)

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Class A Common	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☑
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐
Securities Act registration statement file number to which this form relates: N/A (if applicable)
Securities to be registered pursuant to Section 12(g) of the Act: None

ITEM 1. Description of Registrant’s Securities to be Registered.
Amended certificate of Incorporation (incorporated by reference to Exhibit attached to Form 10 filed January 27, 1980, and to Forms 8-K dated June 1, 1982, December 3, 1982, to Form 10-QSB dated March 31, 1999, and to Form 10-Q dated March 31, 2007)
ITEM 2. Exhibits
N/A
SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.
Date July 18, 2008

By	/s/ Michael C. Coffman
Michael C. Coffman, President and Chief Executive Officer